IVY FUNDS

Supplement dated January 6, 2009
to the
Ivy Equity Funds Prospectus dated July 31, 2008
and supplemented September 4, 2008
and to the
Ivy Funds Class E Shares Prospectus dated July 31, 2008
and supplemented September 4, 2008

The following replaces the information regarding the management of Ivy International Growth Fund in the Section entitled "Portfolio Management":

Ivy International Growth Fund: Effective January 2009, F. Chace Brundige is primarily responsible for the day-to-day management of Ivy International Growth Fund. In 2003, he joined Waddell & Reed Investment Management Company (WRIMCO), an affiliate of Ivy Investment Management Company (IICO), as an assistant portfolio manager for the Large Cap Growth equity team, and became a portfolio manager in February 2006. He is Vice President of IICO and WRIMCO, and portfolio manager for other investment companies managed by WRIMCO. Mr. Brundige holds a BS degree in finance from Kansas State University, and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business. Mr. Brundige is a Chartered Financial Analyst.

The following supplements the information regarding the management of Ivy International Core Equity Fund in the Section entitled "Portfolio Management":

Effective January 2009, John Maxwell assumes sole responsibility for the day-to-day management of Ivy International Core Equity Fund.